UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 24, 2006

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

1-2578	OHIO EDISON COMPANY	34-0437786
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

1-2323	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY	34-0150020
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

1-3583	THE TOLEDO EDISON COMPANY	34-4375005
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

1-3491	PENNSYLVANIA POWER COMPANY	25-0718810
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

1-3141	JERSEY CENTRAL POWER & LIGHT COMPANY	21-0485010
(A New Jersey Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

1-446	METROPOLITAN EDISON COMPANY	23-0870160
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

1-3522	PENNSYLVANIA ELECTRIC COMPANY	25-0718085
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800) 736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

FirstEnergy Corp. and Subsidiaries Credit Facility

On August 24, 2006, FirstEnergy Corp. (FirstEnergy), Ohio Edison Company (OE), Pennsylvania Power Company (Penn), The Cleveland Electric Illuminating Company (CEI), The Toledo Edison Company (TE), Jersey Central Power & Light Company (JCP&L), Metropolitan Edison Company (Met-Ed), Pennsylvania Electric Company (Penelec), FirstEnergy Solutions Corp. (FES) and American Transmission Systems, Inc. (ATSI), as Borrowers, entered into a new $2.75 billion syndicated credit facility (New Facility), with the banks named therein, Citibank, N.A., as Administrative Agent, the fronting banks party thereto and the swing line lenders party thereto. Citigroup Global Markets Inc. and Barclays Capital acted as the joint lead arrangers. Barclays Bank plc acted as syndication agent for the New Facility. JPMorgan Chase Bank, N.A., KeyBank National Association and Wachovia Bank National Association acted as Co-Documentation Agents for the New Facility. The New Facility replaces FirstEnergy’s $2 billion facility, dated as of June 14, 2005 (Existing Facility). The Existing Facility has been terminated as of August 24, 2006 and borrowings from the New Facility were used to pay off the obligations under the Existing Facility. The terms and conditions of the New Facility, other than the commitment amounts from the lenders, the applicable margin, facility fees and utilization fees and certain borrowers’ sub-limits, are similar to the terms of the Existing Facility.

The Borrowers may, at any time prior to the commitment termination date, as the same may be extended, request an increase in the total commitments available under the New Facility to a maximum of $3.25 billion. Commitments under the New Facility will be available until August 24, 2011, unless the lenders agree, at the request of the Borrowers, to two additional one-year extensions.

Generally, borrowings under the New Facility are available to each Borrower separately and will mature on the earlier of 364 days from the date of borrowing or the commitment termination date, as the same may be extended. When the Borrower demonstrates to the administrative agent authorization to borrow amounts maturing more than 364 days from the date of borrowing, the borrowings will mature on the latest commitment termination date. Proceeds may be used for working capital and other general corporate purposes of the Borrowers.

The following table describes the Borrowing sub-limits for each Borrower under the New Facility, as well as the limitations on short-term indebtedness applicable to each Borrower under current regulatory approvals and applicable statutory and/or charter limitations.

		Regulatory and
	New Facility	Other Short-Term
Borrower	Sub-Limit	Debt Limitations[1]
	(In millions)
FirstEnergy	$2,750	$1,500
OE	500	500
Penn	50	44
CEI	250[3]	600
TE	250[3]	500
JCP&L	425	428
Met-Ed	250	300[2]
Penelec	250	300[2]
FES	0[4]	n/a
ATSI	0[4]	50

1  As of July 31, 2006.
2 Excluding amounts which may be borrowed under the Utility Money Pool.
3 Borrowing sub-limits for CEI and TE may be increased up to $500 million by delivering notice to the Administative Agent that such Borrower requesting the increase has senior unsecured debt ratings of at least BBB by Standard & Poor’s and Baa2 by Moody’s.
4 Borrowing sub-limits for FES and ATSI may be increased to up to $250 million and $100 million, respectively, by delivering notice to the Administrative Agent that either (i) such Borrower has senior unsecured debt ratings of at least BBB- by Standard & Poor’s and Baa3 by Moody’s or (ii) FirstEnergy has guaranteed the obligations of such Borrower under the New Facility.

Borrowings under the New Facility may take the form of alternate base rate advances or Eurodollar Rate Advances borrowed pro rata from all lenders in proportion to their commitments. Borrowings may also be made from time to time on a same-day basis directly from one or more swing line lenders in an aggregate amount not to exceed $250 million for periods of up to ten business days.

Outstanding alternate base rate advances will bear interest at a fluctuating rate equal to the sum of the higher of (a) Citibank, N.A.’s base rate and (b) 1/2 of 1% per annum plus the Federal Funds rate in effect from time to time, and the applicable margin. Outstanding Eurodollar rate advances will bear interest at a rate equal to the London Interbank Offered Rate (LIBOR) for interest periods of one, two or three weeks or one, two, three or six months plus an applicable margin determined by reference to the applicable Borrower’s then-current senior unsecured debt ratings (and in the case of FES or ATSI, alternatively, where FirstEnergy has delivered a guaranty for such Borrower, FirstEnergy’s ratings). The applicable margin is currently 0.425% for FirstEnergy, OE, Penn, CEI and TE and 0.350% for JCP&L, Met-Ed and Penelec. So long as FirstEnergy provides its guaranty of the obligations of FES or ATSI, such Borrower will have an applicable margin equal to FirstEnergy’s. Changes in reference credit ratings of a Borrower would lower or raise its applicable margin depending on whether ratings improved or were lowered, respectively.

Swing line loans may bear interest at a base rate or a Eurodollar rate as determined above or at a cost of funds rate determined by the applicable swing line lender in its sole discretion with reference to its funding sources on the date of the advance term equal to the interest period for such advance plus the applicable margin for a corresponding Eurodollar rate swing line advance.

If at any time the total amount of outstanding borrowings and letters of credit are greater than one-half of the aggregate amount of commitments under the New Facility, the above alternate base and Eurodollar rates for each Borrower will be increased by a utilization fee of 0.100% if such Borrower’s senior unsecured debt ratings are BBB- by Standard & Poor’s or Baa3 by Moody’s or lower. If such Borrower’s rating is higher, then the applicable utilization fee will be 0.050%.

Under the terms of the New Facility, FirstEnergy has agreed to pay to the Administrative Agent for the account of each lender a facility fee on the amount of such lender’s commitment (whether used or unused) on a quarterly basis. The facility fee rate is determined by FirstEnergy’s senior unsecured debt ratings and is currently 0.125%.

In addition, Borrowers may request from time to time the issuance of letters of credit which are renewable upon the request of the Borrowers and which expire upon the earlier of one year from the date of issuance or the latest termination date of the New Facility. The stated amount of outstanding letters of credit will count against total commitments available under the New Facility and against the applicable Borrower’s borrowing sub-limit. Currently, the initial Fronting Banks have agreed to issue up to an aggregate amount of $2.9 billion of letters of credit.

Each Borrower has agreed to pay to the Administrative Agent for the account of each lender a fee in an amount equal to the then applicable margin for Eurodollar Rate Advances multiplied by the stated amount of each letter of credit issued by such Fronting Bank for the account of such Borrower, in each case for the number of days that such letter of credit is issued but undrawn, payable quarterly.

Borrowings under the New Facility are available upon customary representations and warranties, terms and conditions for facilities of this type, including a requirement that the Borrower represent that no material adverse change has occurred at the time of the initial advance, swing line loan, or letter of credit issuance in the business, condition (financial or otherwise), results of operations or prospects of such Borrower and its consolidated subsidiaries. At any time after the initial advance or letter of credit issuance under the New Facility, no Borrower is required to represent as a condition to any extension of credit that no material adverse change has occurred or that no litigation that has a reasonable possibility of having a material adverse effect is pending or threatened.

The Borrowers are subject to certain affirmative and negative covenants, including limitations on the ability to sell, lease, transfer or dispose of assets, to grant or permit liens upon properties to secure debt, to merge or consolidate, to enter into any prohibited transactions as defined in the Employee Retirement Income Security Act of 1974 or to use the proceeds of any borrowing for prohibited purposes.

The New Facility contains financial covenants, such that each Borrower shall maintain a consolidated debt to total capitalization ratio, as defined in the New Facility, of no more than 0.65 to 1.00. FES and ATSI only need to comply with the consolidated debt to total capitalization ratio in the event they have outstanding extensions of credit without a FirstEnergy Guaranty in effect. FirstEnergy’s current senior unsecured debt ratings are BBB- by Standard & Poor’s and Baa3 by Moody’s.

Borrowings under the New Facility are subject to acceleration upon the occurrence of events of default that each Borrower considers usual and customary.

FirstEnergy and certain of the other Borrowers and their affiliates maintain ordinary banking and investment banking relationships with lenders under the New Facility.

The New Facility is filed as Exhibit 10.1 to this report and incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the New Facility.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	$2,750,000,000 Credit Agreement dated as of August 24, 2006 among FirstEnergy Corp.,
FirstEnergy Solutions Corp., American Transmission Systems, Inc., Ohio Edison Company,
Pennsylvania Power Company, The Cleveland Electric Illuminating Company, The Toledo
Edison Company, Jersey Central Power & Light Company, Metropolitan Edison Company
and Pennsylvania Electric Company, as Borrowers, the banks party thereto, the fronting banks party thereto and the swing line lenders party thereto.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, the continued ability to collect transition and other charges or to recover increased transmission costs, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), and the legal and regulatory changes resulting from the implementation of the Energy Policy Act of 2005 (including, but not limited to, the repeal of the Public Utility Holding Company Act of 1935), the uncertainty of the timing and amounts of the capital expenditures needed to, among other things, implement the Air Quality Compliance Plan (including that such amounts could be higher than anticipated) or levels of emission reductions related to the Consent Decree resolving the New Source Review litigation, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits, fines or other enforcement actions and remedies) of governmental investigations and oversight, including by the Securities and Exchange Commission, the United States Attorney’s Office, the Nuclear Regulatory Commission and the various state public utility commissions as disclosed in the registrants’ Securities and Exchange Commission filings, generally, and with respect to the Davis-Besse Nuclear Power Station outage and heightened scrutiny at the Perry Nuclear Power Plant in particular, the timing and outcome of various proceedings before the Public Utilities Commission of Ohio (including, but not limited to, the successful resolution of the issues remanded to the PUCO by the Ohio Supreme Court regarding the Rate Stabilization Plan) and the Pennsylvania Public Utility Commission, including the transition rate plan filings for Met-Ed and Penelec, the continuing availability and operation of generating units, the ability of generating units to continue to operate at, or near full capacity, the inability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the anticipated benefits from voluntary pension plan contributions, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities and other capital markets and the cost of such capital, the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to the August 14, 2003 regional power outages, the successful completion of the share repurchase program announced August 10, 2006, the risks and other factors discussed from time to time in the registrants’ Securities and Exchange Commission filings, including the registrants’ annual report on Form 10-K for the year ended December 31, 2005, and other similar factors. A security rating is not a recommendation to buy, sell or hold securities and it may be subject to revision or withdrawal at any time by the credit rating agency. The registrants expressly disclaim any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 24, 2006

FIRSTENERGY CORP.
Registrant

OHIO EDISON COMPANY
Registrant

THE CLEVELAND ELECTRIC
ILLUMINATING COMPANY
Registrant

THE TOLEDO EDISON COMPANY
Registrant

PENNSYLVANIA POWER COMPANY
Registrant

JERSEY CENTRAL POWER & LIGHT COMPANY
Registrant

METROPOLITAN EDISON COMPANY
Registrant

PENNSYLVANIA ELECTRIC COMPANY
Registrant

/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President, Controller and
Chief Accounting Officer